    Exhibit 99.1

2011 Shareholder Meeting
Hines Global REIT
Charles Hazen
President and CEO

Investment Strategy Overview
▪ Total Return
 ▪ Pay regular cash distributions
 ▪ Achieve attractive total returns upon the ultimate liquidity event
▪ U.S. and International
 ▪ International properties play an important role in well-diversified real estate portfolios
 ▪ International diversification of property types, geographic areas as well as currencies
 ▪ Up to 50% of our portfolio may be international
▪ Multi Asset Classes
 ▪ Office
 ▪ Retail
 ▪ Industrial
 ▪ Multi-family residential
▪ Moderate Leverage
Hines Global REIT 2011 Shareholder Meeting

Portfolio Overview
▪ Raised approximately $750M+ to date in current public offering
▪ Current distribution rate of 7% on $10 share price
▪ Current portfolio includes:
 – Institutional-quality office properties
 – Mixed-use
 – Industrial/Flex Office Space
▪ Current Leverage of 42% with weighted average interest rate of 4.2%
▪ Currently owns interests in seven properties plus three pending acquisitions:
 – 3.8M square feet1
 – Leased 98%1
Hines Global REIT 2011 Shareholder Meeting

1. Statistics have been updated assuming that the pending acquisitions of Gogolevsky 11, The Campus at Marlborough and 250 Royall
Street have been completed. There will be no assurance that these pending acquisitions will be completed.

Current Challenges
▪ Significant capital pursuing high-quality, well located assets
▪ Aggressive competition driving pricing higher and decreasing returns
▪ Difficult to deploy capital which is causing increased idle cash
 – Consolidated cash balance of $250.2M as of June 30, 2011
▪ Challenging conditions may not allow us to maintain our current rate of distributions

Hines Global REIT 2011 Shareholder Meeting

Fifty South Sixth
Minneapolis, MN
UNITED STATES
17600 Gillette Avenue
Irvine, CA
Southpark II
Austin, TX
Campus at
Marlborough
Marlborough, MA
250 Royall Street
Canton, MA
Hock Plaza
Durham, NC
UNITED
KINGDOM
Brindleyplace
Birmingham, England
Stonecutter Court
London, England
FM Logistic
Industrial Park
Moscow, Russia
Gogolevsky 11
Moscow, Russia
RUSSIA

REGIONAL MIX[1,2]
% OF TOTAL PORTFOLIO—BASED ON PURCHASE PRICE

East - 26.1%
Midwest - 19.0%
South - 3.2%
West - 2.1%
International - 49.6%

CITY MIX[1,2]
% OF TOTAL PORTFOLIO—BASED ON PURCHASE PRICE

Austin - 3.2%
Birmingham, England - 17.4%
Durham - 10.0%
London, England - 15.1%
Minneapolis - 19.0%
Moscow - 17.1%
Orange County - 2.1%
Boston, MA - 16.1%

PRODUCT TYPE[1,2]
% OF TOTAL PORTFOLIO—BASED ON PURCHASE PRICE

Industrial - 10.5%
Mixed-Use - 17.4%
Office - 72.1%

Hines

Geographical and Asset Class Diversification

Hines Global REIT 2011 Shareholder Meeting
GEOGRAPHIC REGIONS

50% Domestic/50% International1
1
1
1

100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
1.8%
4.0%
3.0%
7.1%
2.6%
3.1%
39.3%
2.3%
9.4%
17.8%
0.5%
Vacant
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

TENANT CREDIT QUALITY[1,2]
% OF TOTAL PORTFOLIO—BASED ON SQUARE FOOTAGE

Investment Grade - 22.4%
Top 100 Legal (based on Am. Law) - 9.6%
Other Credit - 36.1%
Non Credit - 31.9%

Accounting - 9.1%
Administrative and Support Services - 1.1%
Educational Services - 6.6%
Finance and Insurance - 13.6%
Health Care - 9.5%
Hospitality - 1.1%
Information - 9.5%
Legal - 12.4%
Manufacturing - 6.2%
Other Professional Services - 3.9%
Other Services - 1.2%
Real Estate 1.4%
Transportation and Warehousing - 22.3%
Other - 2.1%

Hines

Lease Expirations and Tenant Diversification

Hines Global REIT 2011 Shareholder Meeting
Schedule of Lease Expirations1
% OF TOTAL LEASABLE SQUARE FEET IN CURRENT PORTFOLIO
TENANT INDUSTRY MIX1,2,
% OF TOTAL PORTFOLIO—BASED ON SQUARE FOOTAGE
1. Statistics have been updated assuming that the pending acquisitions of Gogolevsky 11, The Campus at Marlborough and 250 Royall
 Street have been completed. There can be no assurance that these pending acquisitions will be completed.
2. Weighted by the Hines Global REIT’s effective ownership (by purchase price)

Investment Portfolio

Hines Global REIT 2011 Shareholder Meeting
17600 Gillette - Irvine, CA - acquired June 2010
 ▪ $20.4 million
 ▪ 98,925 square feet, two-level office building
 ▪ Close proximity to John Wayne airport
 ▪ 100% leased through 2016 to DraftFCB (with two, 5-year renewal options)
 ▪ Estimated going-in cap rate: 13.40%
Brindleyplace - Birmingham, England - acquired July 2010
 ▪ $282.5 million/£186.2 million, JV-60% Hines Global REIT/40% Moorfield
 ▪ 560,207 square feet consists of five office buildings plus retail, theatre and restaurant space and a multi-story parking garage
 ▪ 96% leased
 ▪ Major tenants include British Telecom, The Royal Bank of Scotland, and Deloitte LLP
 ▪ $183.7 million, 75% fixed at 3.89%; 25% floating at LIBOR + 1.60%
 ▪ Estimated going-in cap rate: 7.0%

Investment Portfolio

Hines Global REIT 2011 Shareholder Meeting
Hock Plaza - Durham, NC - acquired September 2010
 ▪ $97.9 million with a $80 million loan assumption at 5.58%
 ▪ 327,160 square feet 12 story office building
 ▪ 99% leased
 ▪ Major tenants include Duke University & Duke University Health System
 ▪ $80 million, 5.58% fixed
 ▪ Estimated going-in cap rate: 7.20%
Southpark - Austin, TX - acquired October 2010
 ▪ $31.2 million with a $18 million loan assumption at 5.67%
 ▪ 372,125 square feet - four buildings, primarily office with one distribution facility
 ▪ 94% leased
 ▪ Major tenants include Travis Association for the Blind, AT&T, Inc. and Zarlink
 Semiconductor, Inc.
 ▪ Estimated going-in cap rate: 8.50%

Fifty South Sixth - Minneapolis, MN - acquired November 2010

- $185 million
- 29-Story Class A office building with 698,783 square feet
- 96% leased: Major tenant include Dorsey & Whitney and Deloitte LLP
- $95 million; interest-only loan 3.62% via interest rate swap
- Estimated going-in cap rate: 7.40%

Hines

Investment Portfolio

Hines Global REIT 2011 Shareholder Meeting
Stonecutter Court - London, UK - acquired March 2011
 ▪ $146.8 million/£90.9 million
 ▪ 152,829 square feet consisting of a core office building with two adjacent ancillary buildings
 ▪ 100% leased: Deloitte LLP leases 92% through April 2019
 ▪ $92 million, 4.79% fixed via interest rate swap
 ▪ Estimated going-in cap rate: 6.76%
FM Logistic Industrial Park - Moscow, RUS - acquired April 2011
 ▪ $70.8 million; all equity
 ▪ 9-buildings, 748,578 square feet industrial/warehouse space
 ▪ 100% leased to FM Logistic through March 2016
 ▪ Estimated going-in cap rate: 11.15%

Potential Acquisitions1

Hines Global REIT 2011 Shareholder Meeting
Gogolevsky 11 - Moscow, RUS
 ▪ $96.1 million; $56.1 million equity
 ▪ 85,740 square foot Class A office building
 ▪ 100% leased
 ▪ Major tenant is Cameron McKenna
 ▪ $40 million debt, with Fibersoft Limited; LIBOR + 6.25%; matures April 2021
Campus Marlborough - Boston, MA
 ▪ $103 million; $45.1 million equity
 ▪ 589,084 square foot office campus including 56,798 square feet of amenity space
 ▪ 100% leased
 ▪ Major tenants include Hologic, Hewlett Packard and Wellington Management
 ▪ $57.9 million debt; 5.21%, matures December 2014
250 Royall Street - Canton, MA
 ▪ $57.0 million; all equity
 ▪ 185,171 square foot office building
 ▪ 100% leased to Computershare Limited
1. There can be no assurance that these acquisitions will be completed.